Exhibit 99.1

News Release

Media Contacts:	Doug Kline/Ralph Richardson Sempra Energy (877) 866-2066 www.sempra.com

Analysts Contacts:	Dennis Arriola/Karen Sedgwick Sempra Energy (877) 736-7727

SEMPRA ENERGY THIRD-QUARTER
EARNINGS PER SHARE RISE 37 PERCENT
    California Utilities Continue Solid Performance
    Electric Generation Business Contributes Steady Earnings Stream
    Company Affirms Earnings Guidance of $2.70 to $2.90 per Share for 2003 and $2.60 to $2.90 per Share for 2004

SAN DIEGO, Nov. 6, 2003--Sempra Energy (NYSE: SRE) today reported earnings for the third quarter 2003 of $211 million, or $1.00 per diluted share, up 37 percent per share over third-quarter 2002 earnings of $150 million, or $0.73 per diluted share.

Third-quarter 2003 results reflected several unusual items. Excluding these items, for comparison purposes, Sempra Energy's third-quarter 2003 earnings would have been $232 million, or $1.09 per diluted share, an increase of 49 percent over third-quarter 2002 earnings per share.

Unusual items in the third quarter 2003 included a positive contribution of $65 million, or $0.31 per diluted share, from the settlement of litigation with the California Public Utilities Commission (CPUC) related to intermediate-term power-purchase contracts owned by San Diego Gas & Electric (SDG&E). Third-quarter 2003 results also included after-tax charges of $47 million, or $0.22 per diluted share, related to the write-down of the carrying value of assets of Frontier Energy, a North Carolina-based gas utility subsidiary, as well as $37 million, or $0.17 per diluted share, for litigation costs at Southern California Gas Co. (SoCalGas) and SDG&E, and for losses associated with a sublease on portions of the SoCalGas headquarters building in Los Angeles. Finally, Sempra Energy recorded a negative impact of $2 million, after tax, in the third quarter 2003 to cover the settlement announced last week by Sempra Energy Trading with Federal Energy Regulatory Commission (FERC) staff on several issues involved in FERC's investigation of participants in Western U.S. energy markets during 2000 and 2001.

"We are pleased with our strong third-quarter results," said Stephen L. Baum, chairman, president and chief executive officer of Sempra Energy. "Our California utilities continue to perform well and SDG&E will see future growth in rate base as it returns to its role as a full-service provider. Additionally, through its contracting strategy, Sempra Energy Resources is producing a steady income stream that has become a reliable and consistent contributor to our earnings."

Sempra Energy generated revenues of $2.1 billion in the third quarter 2003, up from $1.4 billion in the same quarter last year, primarily due to increased electric sales by Sempra Energy Resources and SDG&E and higher gas revenues at SoCalGas.

For the first nine months of 2003, Sempra Energy recorded earnings of $415 million, or $1.98 per diluted share, compared with $443 million, or $2.15 per diluted share, during the same period last year. Baum affirmed the company's earnings guidance for 2003 of $2.70 to $2.90 per share and, for 2004, of $2.60 to $2.90 per share.

SUBSIDIARY OPERATING RESULTS

Southern California Gas Co.

Net income for SoCalGas in the third quarter 2003 was $53 million, compared with $56 million in the third quarter 2002. Third-quarter 2003 results included the charge for litigation costs and for losses associated with SoCalGas' headquarters sublease.

During the quarter, the CPUC approved $48 million, pre-tax, in incentives for SoCalGas' gas purchasing for the two award years ended March 31, 2002.

San Diego Gas & Electric

Net income for SDG&E in the third quarter 2003 was up sharply to $120 million from $46 million earned in the third quarter 2002. The increase was primarily due to the positive impact of the settlement with the CPUC on the intermediate-term power contracts and higher electric transmission and distribution revenues, offset by the charge for litigation costs.

During the quarter, the CPUC approved $18 million, pre-tax, in incentives for SDG&E's distribution operations for the two years ended Dec. 31, 2002.

"Of special note, I am particularly proud of the dedicated response by SDG&E and SoCalGas employees during last week's devastating wildfires in Southern California," Baum said.

Sempra Energy Trading

Net income for Sempra Energy Trading for the third quarter 2003 rose to $22 million from $10 million in the same period last year, due to the timing of earnings recognition under new accounting principle EITF 02-3. EITF 02-3 eliminated mark-to-market accounting for certain commodity-trading assets and liabilities, changing the timing for revenue recognition.

Excluding the cumulative effect of EITF 02-3 and the pending FERC settlement in 2003, as well as the extraordinary gain from the acquisition of the metals business in 2002, Sempra Energy Trading's earnings for the first nine months of 2003 would have been $70 million, compared with $71 million earned in the same period last year.

Sempra Energy Resources

Sempra Energy Resources, the wholesale power-generation subsidiary of Sempra Energy, reported net income of $33 million in the third quarter 2003, compared with $29 million in the third quarter 2002. The rise in net income was due primarily to the positive contribution from the operations of Twin Oaks Power, the coal-fired Texas power plant that Sempra Energy Resources acquired in November 2002.

Sempra Energy International

Sempra Energy International, which develops and operates utilities in North and South America, reported a quarterly net loss of $32 million, compared with net income of $13 million in the third quarter 2002. The net loss was due to the after-tax charge related to Frontier Energy.

Absent the charge, Sempra Energy International earned $18 million in the third quarter 2003. The improved operating performance was primarily due to increased earnings from the company's Gasoducto Bajanorte natural gas pipeline.

Sempra Energy LNG Corp.

During the quarter, Sempra Energy LNG Corp. received key regulatory approvals for its Energía Costa Azul and Cameron LNG liquefied natural gas (LNG) receiving terminals under development in Baja California, Mexico, and Louisiana.

On Sept. 10, 2003, the company announced that the FERC authorized construction and operation of Cameron LNG, which will be the first new LNG receipt facility built in the United States in more than two decades. On Aug. 18, 2003, the company announced it had received a storage and re-gasification permit for Energía Costa Azul from the Comisión Reguladora de Energía, Mexico's national energy regulatory agency, and a key local land-use permit from the Municipality of Ensenada in Baja California. Construction of both terminals is slated to begin next year with completion expected in 2007.

"With the permitting process nearly complete for both of our LNG receiving terminals and supply negotiations well underway, we have a first-mover advantage in this critical developing market," Baum said.

Sempra Energy Solutions

Results for Sempra Energy Solutions, which offers energy outsourcing and commodity services to commercial and industrial customers, were break-even during the third quarter 2003, compared with $5 million in net income in the third quarter 2002.

Internet Broadcast

Sempra Energy will broadcast a live discussion of its earnings results over the Internet today at 1 p.m. Eastern Time with Baum, Neal E. Schmale, executive vice president and chief financial officer; Donald E. Felsinger, group president, Sempra Energy Global Enterprises; Edwin A. Guiles, group president, Sempra Energy Utilities; Frank H. Ault, senior vice president and controller; and Dennis V. Arriola, vice president of communications and investor relations. Access is available by logging onto the Web site at www.sempra.com. For those unable to log onto the live Webcast, the teleconference will be available on replay a few hours after its conclusion by dialing (888) 203-1112 and entering passcode number 655829.

Sempra Energy, based in San Diego, is a Fortune 500 energy services holding company with 2002 revenues of $6 billion. The Sempra Energy companies' nearly 12,000 employees serve more than 9 million customers in the United States, Europe, Canada, Mexico, South America and Asia.

###

This press release contains statements that are not historical fact and constitute forward-looking statements within the meaning of the Private Securities Legislation Reform Act of 1995. When the company uses words like "believes," "expects," "anticipates," "intends," "plans," "estimates," "may," "would," "should" or similar expressions, or when the company discusses its strategy or plans, the company is making forward-looking statements. Forward-looking statements are not guarantees of performance. They involve risks, uncertainties and assumptions. Future results may differ materially from those expressed in the forward-looking statements. Forward-looking statements are necessarily based upon various assumptions involving judgments with respect to the future and other risks, including, among others: national, international, regional and local economic, competitive, political, legislative and regulatory conditions and developments; actions by the California Public Utilities Commission, the California State Legislature, the California Department of Water Resources and the Federal Energy Regulatory Commission; capital market conditions, inflation rates and interest rates; energy and trading markets, including the timing and extent of changes in commodity prices; weather conditions; business, regulatory and legal decisions; the pace of deregulation of retail natural gas and electricity delivery; the timing and success of business development efforts; and other uncertainties, all of which are difficult to predict and many of which are beyond the company's control. These risks and uncertainties are further discussed in the company's reports filed with the Securities and Exchange Commission that are available through the EDGAR system without charge at its Web site, www.sec.gov.

Sempra Energy Solutions, Sempra Energy Trading, Sempra Energy International, Sempra Energy LNG Corp. and Sempra Energy Resources are not the same companies as the utilities, San Diego Gas & Electric and Southern California Gas Co., and are not regulated by the California Public Utilities Commission.

SEMPRA ENERGY

Table A

STATEMENTS OF CONSOLIDATED INCOME (Unaudited)

Three months ended

Nine months ended

September 30,

September 30,

(Dollars in millions, except per share amounts)

2003

2002

2003

2002

Operating Revenues

California utilities:

Natural gas

$ 870

$ 658

$ 2,961

$ 2,292

Electric

576

358

1,368

962

Other

612

369

1,492

1,094

Total

2,058

1,385

5,821

4,348

Operating Expenses

California utilities:

Cost of natural gas

372

216

1,529

945

Electric fuel and net purchased power

128

81

428

221

Other cost of sales

371

165

886

503

Other operating expenses

668

424

1,631

1,314

Depreciation and amortization

158

147

455

447

Franchise fees and other taxes

54

42

167

129

Total

1,751

1,075

5,096

3,559

Operating Income

307

310

725

789

Other income (expense) - net

34

(21

)

38

6

Interest income

8

10

30

31

Interest expense

(78

)

(73

)

(223

)

(220

)

Preferred dividends / distributions by subsidiaries

(2

)

(7

)

(17

)

(22

)

Income before income taxes

269

219

553

584

Income taxes

58

69

109

143

Income before extraordinary item and cumulative effect of

change in accounting principle

211

150

444

441

Extraordinary item, net of tax

-

-

-

2

Income before cumulative effect of change in accounting principle

211

150

444

443

Cumulative effect of change in accounting principle, net of tax

-

-

(29

)

-

Net Income

$ 211

$ 150

$ 415

$ 443

Weighted-average number of shares outstanding

Basic*

208,816

204,932

207,620

205,047

Diluted*

212,273

205,366

210,160

206,263

Income before extraordinary item and cumulative effect of

change in accounting principle per share of common stock

Basic

$ 1.01

$ 0.73

$ 2.14

$ 2.15

Diluted

$ 1.00

$ 0.73

$ 2.12

$ 2.14

Income before cumulative effect of change in accounting

principle per share of common stock

Basic

$ 1.01

$ 0.73

$ 2.14

$ 2.16

Diluted

$ 1.00

$ 0.73

$ 2.12

$ 2.15

Net income per share of common stock

Basic

$ 1.01

$ 0.73

$ 2.00

$ 2.16

Diluted

$ 1.00

$ 0.73

$ 1.98

$ 2.15

Dividends declared per share of common stock

$ 0.25

$ 0.25

$ 0.75

$ 0.75

*In thousands of shares

SEMPRA ENERGY

Table B

CONSOLIDATED BALANCE SHEETS (Unaudited)

Balance at

September 30,

December 31,

(Dollars in millions)

2003

2002

Assets

Current assets:

Cash and cash equivalents

$ 411

$ 455

Accounts receivable

753

889

Due from unconsolidated affiliates

134

80

Deferred income taxes

71

20

Trading assets

4,650

5,064

Regulatory assets arising from fixed-price contracts and other derivatives

145

151

Other regulatory assets

88

75

Inventories

240

134

Other

161

142

Total current assets

6,653

7,010

Investments and other assets:

Fixed-price contracts and other derivatives

-

42

Due from unconsolidated affiliates

54

57

Regulatory assets arising from fixed-price contracts and other derivatives

704

812

Other regulatory assets

455

532

Nuclear-decommissioning trusts

529

494

Investments

1,481

1,313

Sundry

725

665

Total investments and other assets

3,948

3,915

Property, plant and equipment - net

7,453

6,832

Total assets

$ 18,054

$ 17,757

Liabilities and Shareholders' Equity

Current liabilities:

Short-term debt

$ 639

$ 570

Accounts payable

734

744

Income taxes payable

82

22

Trading liabilities

3,890

4,094

Dividends and interest payable

131

133

Regulatory balancing accounts - net

422

578

Fixed-price contracts and other derivatives

152

153

Current portion of long-term debt

726

281

Other

624

672

Total current liabilities

7,400

7,247

Long-term debt

3,536

4,083

Deferred credits and other liabilities:

Due to unconsolidated affiliate

162

162

Customer advances for construction

98

91

Post-retirement benefits other than pension

136

136

Deferred income taxes

751

800

Deferred investment tax credits

85

90

Fixed-price contracts and other derivatives

791

813

Regulatory liabilities arising from asset retirement obligations

241

-

Other regulatory liabilities

91

121

Asset retirement obligations

310

-

Mandatorily redeemable preferred securities

223

-

Deferred credits and other liabilities

841

985

Total deferred credits and other liabilities

3,729

3,198

Preferred stock of subsidiaries

179

204

Mandatorily redeemable trust preferred securities

-

200

Shareholders' equity

3,210

2,825

Total liabilities and shareholders' equity

$ 18,054

$ 17,757

SEMPRA ENERGY

Table C

CONDENSED STATEMENTS OF CONSOLIDATED CASH FLOWS (Unaudited)

Nine months ended

September 30,

(Dollars in millions)

2003

2002

Cash Flows from Operating Activities:

Net income

$ 415

$ 443

Adjustments to reconcile net income to net cash provided by operating activities:

Extraordinary item, net of tax

-

(2

)

Cumulative effect of change in accounting principle

29

-

Depreciation and amortization

455

447

Provision for impairment on long-lived assets

77

-

Deferred income taxes and investment tax credits

(52

)

(22

)

Other - net

38

67

Net changes in other working capital components

(33

)

(58

)

Changes in other assets

(34

)

70

Changes in other liabilities

28

70

Net cash provided by operating activities

923

1,015

Cash Flows from Investing Activities:

Expenditures for property, plant and equipment

(664

)

(802

)

Investments and acquisitions of affiliates, net of cash acquired

(182

)

(337

)

Dividends received from unconsolidated affiliates

21

11

Loan to unconsolidated affiliate

(54

)

(48

)

Other - net

(8

)

(17

)

Net cash used in investing activities

(887

)

(1,193

)

Cash Flows from Financing Activities:

Common stock dividends

(155

)

(154

)

Issuances of common stock

81

12

Repurchases of common stock

(6

)

(16

)

Issuances of long-term debt

400

800

Payments of long-term debt

(481

)

(431

)

Increase (decrease) in short-term debt

89

(200

)

Other - net

(8

)

(18

)

Net cash used in financing activities

(80

)

(7

)

Decrease in cash and cash equivalents

(44

)

(185

)

Cash and cash equivalents, January 1

455

605

Cash and cash equivalents, September 30

$ 411

$ 420

SEMPRA ENERGY

Table D

BUSINESS UNIT EARNINGS AND CAPITAL EXPENDITURES & INVESTMENTS (Unaudited)

Three months ended

Nine months ended

September 30,

September 30,

(Dollars in millions)

2003

2002

2003

2002

Net Income

California Utilities:

San Diego Gas & Electric

$ 120

$ 46

$ 206

$ 150

Southern California Gas

53

56

148

167

Total California Utilities

173

102

354

317

Global Enterprises:

Trading

22

10

39

(1)

73

(2)

Resources

33

29

48

60

International

(32)

(3)

13

(7)

(3)

30

Solutions

-

5

7

(1)

11

Total Global Enterprises

23

57

87

174

Financial

13

9

32

23

Parent & Other

2

(18)

(58)

(71)

Consolidated Net Income

$ 211

$ 150

$ 415

$ 443

(1)

Consolidated net income includes ($29) cumulative effect of change in accounting principle. The effects at Trading and Solutions were ($28) and ($1), respectively.

(2)

Includes $2 extraordinary gain associated with negative goodwill from Trading's acquisition of the metals business in 2002.

(3)

Includes ($50) write-down of the carrying value of assets of Frontier Energy.

Three months ended

Nine months ended

September 30,

September 30,

(Dollars in millions)

2003

2002

2003

2002

Capital Expenditures and Investments:

California Utilities:

San Diego Gas & Electric

$ 102

$ 92

$ 285

$ 274

Southern California Gas

82

70

217

213

Total California Utilities

184

162

502

487

Global Enterprises:

Resources

60

144

231

404

Trading

8

24

20

126

International

10

35

65

82

Total Global Enterprises

78

203

316

612

Parent & Other

9

16

28

40

Consolidated Capital Expenditures and Investments

$ 271

$ 381

$ 846

$ 1,139

SEMPRA ENERGY

Table E

OTHER OPERATING STATISTICS (Unaudited)

Three months ended

Nine months ended

September 30,

September 30,

CALIFORNIA UTILITIES

2003

2002

2003

2002

Revenues (Dollars in millions)

SDG&E (excludes intercompany sales)

$ 662

$ 424

$1,735

$1,269

SoCalGas (excludes intercompany sales)

$ 784

$ 592

$2,594

$1,985

Gas Sales (Bcf)

65

66

279

294

Transportation and Exchange (Bcf)

163

175

410

446

Total Deliveries (Bcf)

228

241

689

740

Total Gas Customers (Thousands)

6,188

6,107

Electric Sales (Millions of kWhs)

4,160

3,787

11,223

10,652

Direct Access (Millions of kWhs)

891

925

2,456

2,618

Total Deliveries (Millions of kWhs)

5,051

4,712

13,679

13,270

Total Electric Customers (Thousands)

1,293

1,273

RESOURCES

Power Sold (Millions of kWhs)

3,530

1,755

6,895

3,189

SOLUTIONS

Revenues (Dollars in millions)

$ 37

$ 45

$ 134

$ 126

INTERNATIONAL

(Represents 100% of these subsidiaries, although only the Mexican subsidiaries are 100% owned by Sempra Energy).

Natural Gas Sales (Bcf)

Argentina

75

71

184

174

Mexico

11

16

30

37

Chile

1

1

2

2

Natural Gas Customers (Thousands)

Argentina

1,401

1,347

Mexico

90

81

Chile

36

35

Electric Sales (Millions of kWhs)

Peru

1,005

998

3,017

2,959

Chile

446

414

1,371

1,310

Electric Customers (Thousands)

Peru

729

715

Chile

493

483

SEMPRA ENERGY

Table E (Continued)

TRADING

Three Months Ended

Nine Months Ended

September 30,

September 30,

Trading Margin (Dollars in millions)

2003

2002

2003

2002

Geographical:

North America

$ 111

$ 73

$ 262

$ 226

Europe/Asia

24

7

97

91

Total

$ 135

$ 80

$ 359

$ 317

Product Line:

Gas

$ 21

$ 32

$ 113

$ 149

Power

36

18

48

68

Oil - Crude & Products

27

(5)

77

35

Metals

21

16

47

45

Other

30

19

74

20

Total

$ 135

$ 80

$ 359

$ 317

Physical Statistics

Natural Gas (BCF/Day)

13.2

10.8

13.3

9.8

Electric (Billions of kWhs)

81.7

50.2

213.1

102.3

Oil & Liquid Products (Millions Bbls/Day)

1.4

1.7

1.6

2.0

Fair

Market Value

September 30,

Scheduled Maturity (in months)

Net Unrealized Revenue (Dollars in millions)

2003

0 - 12

13 - 24

25 - 36

> 36

Sources of Over-the-Counter (OTC) Fair Value:

Prices actively quoted

$ 290

$ 190

$ 68

$ 16

$ 16

Prices provided by other external sources

(6)

(5)

(2)

-

1

Prices based on models and other valuation methods

19

6

3

-

10

Total OTC Fair Value (1)

303

191

69

16

27

Maturity of OTC Fair Value

Percentage

100.0%

63.0%

22.8%

5.3%

8.9%

Cumulative Percentages

63.0%

85.8%

91.1%

100.0%

Exchange Contracts (2)

$ 110

$ 113

$ (5)

$ (1)

$ 3

Total Net Unrealized Revenue

$ 413

(1) The present value of unrealized revenue to be received or (paid) from outstanding OTC contracts

(2) Cash (paid) or received associated with open Exchange Contracts

September 30,

June 30,

March 31,

December 31,

September 30,

Credit Quality of Unrealized Trading Assets (net of margin)

2003

2003

2003

2002

2002

Commodity Exchanges

8%

6%

7%

3%

6%

Investment Grade

66%

71%

62%

67%

69%

Below Investment Grade

26%

23%

31%

30%

25%

Three Months Ended

Nine Months Ended

September 30,

September 30,

Risk Adjusted Performance Indicators

2003

2002

2003

2002

VaR at 95% (Dollars in millions) (1)

$ 6.2

$ 6.4

$ 7.2

$ 6.1

VaR at 99% (Dollars in millions) (2)

$ 8.7

$ 9.0

$ 10.2

$ 8.6

Risk Adjusted Return on Capital (RAROC) (3)

17%

18%

20%

26%

(1) Average Daily Value-at-Risk for the period using a 95% confidence level

(2) Average Daily Value-at-Risk for the period using a 99% confidence level

(3) Average Daily Trading Margin/Average Daily VaR at 95% confidence level